Scudder
Global
Discovery  Fund

Annual  Report
October  31,  1996

Pure No-Load(TM) Funds

For investors seeking above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.
A pure  no-load(TM)  fund with no
commissions to buy, sell, or exchange shares.

SCUDDER

                 Table of Contents
   2  In Brief
   3  Letter from the Fund's Chairman
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
  10  Investment Portfolio
  16  Financial Statements
  19  Financial Highlights
  20  Notes to Financial Statements
  24  Report of Independent Accountants
  25  Tax Information
  25  Officers and Trustees
  26  Investment Products and Services
  27  How to Contact Scudder


                                    In Brief

o For its fiscal year ended October 31, 1996, Scudder Global Discovery Fund provided a total return of 20.97%, significantly outperforming the average global small company fund tracked by Lipper Analytical Services and the unmanaged MSCI World Index.


o The Fund continued to focus on individual companies rather than country selection. Replacing SAP and Atmel as the largest portfolio holdings are IHC/Caland NV and HBO & Co.

o Aggregate holdings in Japan have been reduced and a restructuring of the remaining holdings to focus more on consumer stocks has been undertaken. In the United States, we have increased holdings in the healthcare service sector while cutting back on technology stocks.



                        2 - Scudder Global Discovery Fund

                        Letter From the Fund's Chairman

Dear Shareholders,

     We hope you enjoy your newly redesigned shareholder report. The new format is designed to enhance the attractiveness and readability of the annual and semiannual reports. Let us know what you think.

     In this age of electronic information we have also taken a look at our short-form quarterly reports, sent after the end of your fund's first and third fiscal quarters. Many shareholders have told us that these reports are no longer as useful as they once were, and so they have been discontinued. Going forward, portfolio information will be made available on a more timely basis -- each month  in  most  cases  --  through  Scudder's  Web  site,  Scudder's  automated information line (SAIL), and by calling a Scudder Investor Relations representative.

     As outlined in the management discussion that follows, Scudder Global Discovery Fund's performance for the fiscal year ended October 31, 1996, was most gratifying. The Fund's total return of 20.97% exceeded by a comfortable margin returns for both the average global small company fund tracked by Lipper Analytical Services and for stocks globally. We believe Scudder Global Discovery Fund remains an excellent choice for investors seeking long-term capital appreciation from smaller companies anywhere in the world poised to benefit from expanding markets.

     Finally, we'd like to take this opportunity to highlight some additions made this fall to the Scudder Family of Funds. Scudder Classic Growth Fund seeks long-term capital appreciation with a higher degree of principal stability than the average growth fund. Scudder 21st Century Growth Fund takes a more aggressive approach, focusing primarily on emerging companies with the potential to benefit from the rapidly changing industrial and economic landscape. Most recently, we introduced the Scudder Pathway Series, four portfolios -- Conservative, Balanced, Growth, and International -- each of which include five or more Scudder Funds and which together are designed to meet a range of investor needs. For more information on these and other Scudder Fund products and services, please turn to page 26.

     Thank you for your continued investment in Scudder Global Discovery Fund. Please do not hesitate to call Investor Relations at 1-800-225-2470 with any questions regarding your account.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     Chairman,
     Scudder Global Discovery Fund

                        3 - Scudder Global Discovery Fund

PERFORMANCE UPDATE as of October 31, 1996
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                     Total Return
Period     Growth    --------------
Ended        of                Average
10/31/96  $10,000  Cumulative  Annual
---------------------------------------
SCUDDER GLOBAL DISCOVERY FUND
---------------------------------------
1 Year         $12,097   20.97%   20.97%
5 Year         $18,557   85.57%   13.16%
Life of Fund*  $18,433   84.33%   12.62%

---------------------------------------
MSCI WORLD INDEX
---------------------------------------
1 Year         $11,630   16.30%   16.30%
5 Year         $16,498   64.98%   10.52%
Life of Fund*  $16,760   67.60%   10.69%
---------------------------------------
*The Fund commenced operations on September 10, 1991.
 Index comparisons begin September 30, 1991.

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED OCTOBER 31

SCUDDER GLOBAL DISCOVERY FUND
Year            Amount
----------------------
9/91*          $10000
10/91          $ 9770
'92            $ 9894
'93            $13459
'94            $13837
'95            $14988
'96            $18140

INDEX
Year            Amount
----------------------
9/91*          $10000
10/91          $10159
'92            $ 9628
'93            $12228
'94            $13163
'95            $14412
'96            $16760

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization-weighted measure of global stock markets including the U.S., Canada, Europe, Australia, and the Far East. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.
-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED OCTOBER 31

                       1991    1992    1993    1994    1995    1996
                     -----------------------------------------------
NET ASSET VALUE...   $11.92  $12.05  $16.14  $16.27  $17.54  $20.45
INCOME DIVIDENDS..   $ --    $  .02  $  .07  $  .18  $  --   $  .20
CAPITAL GAINS
DISTRIBUTIONS.....   $ --    $  --   $  .12  $  .15  $  .08  $  .44
FUND TOTAL
RETURN (%)........     -.67    1.26   36.04    2.80    8.32   20.97
INDEX TOTAL
RETURN (%)........     1.59   -5.23   27.01    7.65    9.48   16.30


On March 6, 1996, The Fund adopted its current name. Prior to that date, the Fund was known as the Scudder Global Small Company Fund. All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for the five year and life of Fund periods would have been lower.


                        4 - Scudder Global Discovery Fund

PORTFOLIO SUMMARY as of October 31, 1996
---------------------------------------------------------------------------
GEOGRAPHICAL
(Excludes 13% Cash Equivalents)
---------------------------------------------------------------------------
Europe                            44%
U.S. & Canada                     37%
Japan                             11%
Pacific Basin                      4%
Latin America                      3%
Other                              1%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Portfolio weightings favor European
equities at the expense of Japan.
--------------------------------------------------------------------------
SECTORS
(Excludes 13% Cash Equivalents)
--------------------------------------------------------------------------
Financial                                 17%
Health                                    16%
Service Industries                        13%
Consumer Staples                          10%
Energy                                    10%
Consumer Discretionary                     7%
Technology                                 7%
Durables                                   6%
Manufacturing                              5%
Other                                      9%
---------------------------------------------
                                         100%
---------------------------------------------


A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Portfolio assets are broadly
diversified across a range of sectors.
--------------------------------------------------------------------------
10 LARGEST EQUITY HOLDINGS
(22% of Portfolio)
--------------------------------------------------------------------------
1. IHC CALAND N.V.
   Dredging and offshore services in the Netherlands
2. HBO & COMPANY
   U.S. designer of computerized information systems to the healthcare industry
3. AUTOLIV AB
   Manufacturer of automobile safety bags in Sweden
4. BANK OF IRELAND PLC
   Bank
5. SERCO GROUP PLC
   Facilities management company in the United Kingdom
6. BILLING INFORMATION CONCEPTS
   Billing and information management services in the United States
7. FRESENIUS AG
   Manufacturer and distributor of pharmaceutical and medical systems products in Germany
8. CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
   Owner and operator of national and regional private commercial television stations in Central Europe and Germany
9. BOSKALIS WESTMINISTER NV
   Netherlands international contractor specializing in dredging activities 10.JERONIMO MARTINS
   Food producer and retailer in Portugal

There were a number of changes in the top ten portfolio holdings over the past year.
-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 10. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                        5 - Scudder Global Discovery Fund

                         Portfolio Management Discussion
Dear Shareholders,

For its fiscal year ended October 31, 1996, Scudder Global Discovery Fund provided a total return of 20.97%, significantly outperforming the average global small company fund tracked by Lipper Analytical Services, which returned 14.54%. This performance also compared favorably to that of the unmanaged MSCI World Index, which returned 16.30%. The unmanaged Salomon Brothers Extended Market Index, which reflects the performance of small stocks globally, returned 14.89% for the period.

                           Positive Market Environment

With the exception of Japan, performance of the major equity markets was generally robust over the 12 months covered by this report. The prolonged expansion of the U.S. economy continued through the end of the Fund's fiscal period, as did the domestic stock market's upward swing, despite periods of volatility brought on by investor fears of inflation. In Europe, growth is moderate, inflation is benign, and monetary conditions are easy. Against a backdrop of relatively high unemployment, the prospects of a more flexible interpretation of the convergence criteria for joining European Monetary Union
(EMU) have emerged, and the markets have responded positively.

The Japanese economic recovery has not been as strong as initially anticipated. However, low interest rates and a weaker yen should over time help to reflate the economy. Consumer prices are stable after three years of inflation and the fundamentals of the real estate market appear to be improving. Outside of Japan, growth expectations in Asia have slowed from the torrid pace of recent years.

The global environment for smaller stock investing during the fiscal year was divided into a strong first half of the year and a weak second half. The accompanying chart depicts the performance differential each month of large cap versus small cap stocks world wide.

BAR CHART TITLE:  Large Cap vs. Small Cap Stock Performance
                  Salomon Brothers:  Primary Market Index vs.
                  Extended Market Index
                  11/95 - 10/96

CHART DATA:
%                             Small Cap Outperforms

Monthly Differential          11/95          -1.28
                                             -0.10
                                             -0.51
                               2/96           1.53
                                              0.22
                               4/96           2.63
                                              0.05
                               6/96          -1.78
                                             -1.85
                               8/96           1.36
                                             -1.97
                              10/96          -1.62

                              Large Cap Outperforms

Small stock performance softened over the latter part of the period.

                               Top Holdings Drive
                                   Performance

We continued to manage your portfolio actively throughout the year, and many of the changes had a positive impact on performance for the period. The biggest gains for the portfolio, however, resulted from a handful of stocks owned at the beginning of the year. Of particular note was Fresenius AG, the German manufacturer of dialysis equipment, and its partially owned subsidiary,


                        6 - Scudder Global Discovery Fund

Fresenius USA. The former doubled in price in the period and the latter was merged with the National Medical Division of W.R. Grace to form a new German company called Fresenius Medical Care, of which Fresenius owns slightly more than half. Combined, these companies would constitute the Fund's second largest holding, or 3.8% of the equities in the portfolio. The attraction of the kidney dialysis business is simple. Because of the aging population in the developed nations of the world, the number of candidates for this procedure is growing three to four times faster than the population at large, and we see that industry consolidating around the biggest and the best providers of that service. Vivra and Total Renal Care are two other participants in this business held by the portfolio.

Another corporate restructuring also resulted in a large portfolio gain. Sterling Software's spinoff of its electronic commerce division provided a straightforward benefit to shareholders in that the new company was capitalized by the market at an amount greater than the value of the parent company at the beginning of the year. Together, Sterling Software and the new Sterling Commerce now constitute 3.1% of the portfolio's equity assets and, combined, would make up its third largest holding.

There were a number of changes in the largest ten portfolio holdings over the past year. Notable in their departure were the top two holdings at the end of fiscal '95 -- German-based software company SAP and U.S.-based semiconductor producer Atmel. Both had reached "oversized" status after contributing significantly to the Fund's performance. SAP, for example, had increased in price by 919% in U.S. dollars from the time of the first purchase by the Fund in April of 1993 to the last sale. Replacing SAP and Atmel as the largest portfolio holdings are IHC/Caland NV, the Netherlands-based manufacturer of dredgers and offshore production platforms for the oil industry, and the U.S.-based HBO & Co., the leading consolidator in the booming hospital information systems industry.

-------------------------------------------------------
 Scudder Global Discovery Fund
 Ten Largest Percentage Gainers
 (in order of U.S. dollar returns)
 One Year Ending 10/31/96
=======================================================
            Company                            USD
                                % Equities    % Gain
-------------------------------------------------------
 BE Aerospace                      1.44       176.19
 Fresenius Non Vtg Pfd             2.31       170.92
 Lojas Renner                      0.37       134.04
 Saipem                            1.24       131.17
 Gucci Group                       1.72       130.00
 Dalmine Siderca                   0.40       112.00
 MLP Pfd                           1.71       109.25
 Benton Oil & Gas                  1.59       102.06
 IHC Caland                        4.09       96.52
 Wandel & Goltermann               0.75       95.00
-------------------------------------------------------


                        7 - Scudder Global Discovery Fund

Other new arrivals to the top ten were Fresenius, BosKalis, Billing Information Concepts, Central European Media (CETV), and Jeronimo Martins.


                               Focus on Individual
                               Companies in Global
                              Business Environment

The role of emerging countries in the performance of the portfolio is understated by the conventional statistical breakdown shown in this report. The domicile of the headquarters of a company is becoming less and less relevant in an increasingly global business environment. Thus, our investment focus on companies rather than countries is working to our advantage because it prevents our analysis from getting bogged down in fine and increasingly murky distinctions.

CETV and Jeronimo Martins illustrate the impact of globalization and emerging markets. The former is a holding company with executive offices in Bermuda and London, whose main asset is its dominant television station in Prague. Since the Fund's first purchase the company has expanded into the broadcasting market in six more Central European countries. Jeronimo Martins has recorded an excellent record of growth in the food business in its home country of Portugal, and is now looking to grow its earnings through the development of a similar business in Poland. There are many other examples of this phenomenon in your portfolio. For example, Benton Oil (1.6% of equities) derives all of its earnings from Venezuela, and future earnings will come from Russia and the China Sea. Millicom (1.5%), based in Luxembourg, focuses on providing cellular telephone services in those areas where basic telephone service does not meet demand. Over 40% of its revenues are attributable to Latin America and Africa.

As we noted above, the country weightings are becoming residual in nature as we focus more on companies. However, the aggregate performance of regional holdings can still be assessed. Within this context, your portfolio has fared quite well in Europe over the last 12 months both in absolute terms and relative to European stocks in the aggregate. We enter fiscal '97 as we did the previous year -- overweighted in this market. Our Japanese holdings represent the mirror image -- underweighted and underperforming that large-cap dominated market. We have reduced aggregate holdings in Japan and have undertaken a restructuring of the remaining holdings to focus more on consumer stocks with defined niches and strong growth prospects, such as Matsumotokiyoshi (drug stores). In the U.S., we think that wrenching changes in the financing of healthcare service will provide both risk and opportunity in the years to come. We have increased holdings in this sector, while cutting back rather dramatically on technology stocks.
Finally, our experience -- especially in the Far East -- has led us to be increasingly selective when investing in emerging markets, focusing only on those companies in which management and shareholder stakes are clearly in close alliance. Growth at the GNP level is definitely not enough -- our focus on company selection is heightened when investing in these markets.


                        8 - Scudder Global Discovery Fund

Looking forward, we remain cautious regarding the level of markets especially in the United States and Europe. Nonetheless, we believe that there are many companies already in the portfolio that are built to weather whatever storms arise, and we intend to add to these positions if presented with favorable prices. As we enter a new fiscal year, the Fund will continue to seek out individual small companies we believe are positioned to benefit from expanding markets anywhere in the world. Scudder Global Discovery Fund remains an appropriate vehicle for long-term investors seeking capital appreciation. We thank you for your continued investment.



Sincerely,
Your Portfolio Management Team



/s/Gerald J. Moran               /s/Sewall P. Hodges
Gerald J. Moran                  Sewall P. Hodges

/s/Elizabeth J. Allan            /s/Joan R. Gregory
Elizabeth J. Allan               Joan R. Gregory


           Scudder Global Discovery Fund: A Team Approach to Investing

Scudder Global Discovery Fund is run by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

Lead Portfolio Manager Gerald J. Moran has set Scudder Global Discovery Fund's investment strategy and overseen its daily operation since the Fund was introduced in 1991. Gerry joined Scudder's equity research and management area in 1968 and has been a portfolio manager since 1985. Sewall Hodges, Portfolio Manager, joined Scudder in 1995 and the team in 1996. Sewall, who has ten years in global analysis and portfolio management, focuses on stock selection and research. Portfolio Manager Elizabeth Allan, who joined the team in 1994, concentrates on the Fund's Pacific Basin investments. Elizabeth has been a portfolio manager at Scudder since 1991 and joined the firm in 1987. Joan Gregory, Portfolio Manager, joined the team in 1994 and focuses on stock selection, a role she has played since she joined Scudder in 1992. Joan has been involved with investment in global and international stocks as an assistant portfolio manager since 1989.

Your Portfolio Management Team: Gerald J. Moran, Sewall P. Hodges, Elizabeth J. Allan and Joan R. Gregory



                        9 - Scudder Global Discovery Fund

                   Investment Portfolio as of October 31, 1996

                                                                                               Principal             Market
                                                                                               Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 1.0%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 10/31/96 at 5.52%, to be
  repurchased at $3,689,566 on 11/1/96, collateralized by a $3,754,000 U.S. Treasury                               -----------
  Note, 5.125%, 4/30/98 (Cost $3,689,000) .............................................        3,689,000             3,689,000
                                                                                                                   -----------

Commercial Paper 2.8%
------------------------------------------------------------------------------------------------------------------------------
American Express Credit Corp. Discount Note, 11/19/96 (Cost $ 9,973,750) ..............       10,000,000             9,973,750
                                                                                                                   -----------
Short Term Notes 9.0%
------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank, 5.5%, 11/1/96 (Cost $32,000,000) ..............................       32,000,000            32,000,000
                                                                                                                   -----------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 87.2%
------------------------------------------------------------------------------------------------------------------------------

Argentina 0.9%

Dalmine Siderca (Steel producer) ......................................................          776,200             1,234,343

Quilmes Industrial S.A. (Leading beer distributor) ....................................           51,800               527,713

Quilmes Industrial S.A. (ADR) .........................................................          125,900             1,321,950
                                                                                                                    ----------
                                                                                                                     3,084,006
                                                                                                                    ----------
Australia 0.9%

Coca Cola Amatil Ltd. (Soft drink bottler and distributor) ............................          241,882             3,325,638
                                                                                                                    ----------
Bermuda 0.6%

Terra Nova (Bermuda) Holdings Ltd. "A" (Property, casualty and marine insurance and
  reinsurance company) ................................................................           94,500             2,008,125
                                                                                                                    ----------
Brazil 1.1%

Banco Bradesco S.A.* (pfd.) (Commercial bank) .........................................      333,000,000             2,839,284

Lojas Renner S.A. (pfd.) (Specialty retailer of apparel, cosmetics, electronics,
  household appliances and furniture) .................................................       21,400,000             1,145,610
                                                                                                                    ----------
                                                                                                                     3,984,894
                                                                                                                    ----------
Canada 0.3%

Renaissance Energy Ltd.* (Exploration, production and marketing of crude oil and natural
  gas, operating in Alberta) ...........................................................          30,000               950,818

Stressgen Biotechnologies Corp. "A"* (Developer of products for treatment of cancer and
  certain infectious diseases) .........................................................         105,000               274,059
                                                                                                                    ----------
                                                                                                                     1,224,877
                                                                                                                    ----------
Czech Republic 1.9%

Central European Media Enterprises Ltd. "A"* (Owner and operator of national and regional
  private commercial television stations in central Europe and Germany) ................         237,700             6,655,600
                                                                                                                    ----------
France 2.0%

Dassault Systemes SA* (Computer aided design, manufacturing and engineering software
  products) ............................................................................          75,000             3,228,078

    The accompanying notes are an integral part of the financial statements.

                      10 -- SCUDDER GLOBAL DISCOVERY FUND

                                                                                                                     Market
                                                                                                Shares              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Essilor International (Manufacturer of various types of lenses, eyeglasses, contact lenses and
  optical measuring instruments) .........................................................        14,100             3,710,236
                                                                                                                    ----------
                                                                                                                     6,938,314
                                                                                                                    ----------
Germany 5.7%

Fresenius Medical Care AG* (ADR) (Manufacturer of products and systems for treatment of kidney
  failure) ................................................................................      153,460             4,565,448

Fresenius AG (pfd.) (Manufacturer and distributor of pharmaceutical and medical systems
  products) ...............................................................................       32,900             7,117,449

Leica Camera AG* (Leading manufacturer of cameras and optical equipment) ..................        5,900               199,544

Marschollek Lautenschlaeger und Partner AG (pfd.) (Leading independent life insurance
  company) ................................................................................       38,000             5,271,328

Marschollek Lautenschlaeger und Partner AG Rights .........................................       38,000                47,693

Moebel Walther AG (pfd.) (Furniture retailer) .............................................       45,500             2,813,225

Pfeifer Vacuum Technology AG* (Manufacturer of various pumps and vacuum systems) ..........       20,000               320,000
                                                                                                                    ----------
                                                                                                                    20,334,687
                                                                                                                    ----------
Hong Kong 0.3%

Jinhui Shipping and Transportation Ltd. (Operator of cargo fleet of ships transporting steel,
  iron ore, non-ferrous metals and agricultural products) .................................    1,068,600             1,068,600
                                                                                                                    ----------
Indonesia 1.2%

Kalbe Farma (Ordinary) (Pharmaceutical producer and distributor) ..........................          280                   331

Merck-Indonesia (Foreign registered) (Pharmaceutical company) (b) .........................      100,000               485,239

Modern Photo Film Co.(Foreign registered) (Photographic film distributor) .................      238,000               656,640

Mustika Ratu (Foreign registered) (Consumer cosmetics producer) (b) .......................      677,500             1,047,343

Panin Bank (Foreign registered) (Bank) ....................................................      373,000               372,399

Sekar Bumi (Foreign registered) (Producer of frozen raw shrimp, prawns and fish) ..........      382,000               213,247

Steady Safe Transportation Service (Operator of taxis and buses in Jakarta) ...............      551,933               533,269

Unilever-Indonesia (Foreign registered) (Consumer products manufacturer) ..................       51,743               777,673
                                                                                                                    ----------
                                                                                                                     4,086,141
                                                                                                                    ----------
Ireland 3.2%

Bank of Ireland PLC (Bank) ................................................................      915,068             7,571,547

Irish Continental Group PLC (Transport of passengers, freight and containers between
  Ireland, the U.K. and the continent) ....................................................      133,305               944,503

Irish Life PLC (Provider of life and disability insurance and pensions) ...................      640,750             2,776,118
                                                                                                                    ----------
                                                                                                                    11,292,168
                                                                                                                    ----------
Italy 4.8%

Bulgari SpA (Manufacturer and retailer of fine jewelry, luxury watches and perfumes .......      111,200             1,928,907

De Rigo SpA (ADR)* (Manufacturer and distributor of sunglasses and prescription
  eyeglass frames) ........................................................................       47,000               511,125

Esaote Biomedica SpA* (Manufacturer of biomedical diagnostic equipment) ...................      143,000               477,712

    The accompanying notes are an integral part of the financial statements.

                      11 -- SCUDDER GLOBAL DISCOVERY FUND

                                                                                                                     Market
                                                                                                Shares              Value ($)
-------------------------------------------------------------------------------------------------------------------------------
Gucci Group (New York Shares) (Designer and producer of personal luxury accessories and
  apparel) .................................................................................      77,000             5,313,000

Luxottica Group SpA (ADR) (Manufacturer and marketer of eyeglasses) ........................      32,300             2,051,050

Mediolanum SpA* (Life insurance company) ...................................................     145,300             1,440,853

Saes Getters SpA di Risparmio (Manufacturer of getters, refined chemicals used in cathode ray
  tubes and other monitors) ................................................................     112,000             1,381,371

Saipem SpA (International contractor in oil and gas exploration and drilling, construction of
  refineries and pipelines) ................................................................     748,000             3,818,504
                                                                                                                    ----------
                                                                                                                    16,922,522
                                                                                                                    ----------
Japan 9.9%

Albis Co Limited (Food wholesaler) .........................................................      71,000               886,096

FCC Co., Ltd. (Manufacturer of motorcycle and automobile clutches) .........................      38,000             1,118,826

Fast Retailing Co., Ltd. (Operator of casual clothes retail chain) .........................      27,500               729,917

Genki Sushi Co., Ltd. (North Kanto-based fast-food sushi chain) ............................      57,000             1,102,127

Japan Associated Finance Co. (Venture capital company) .....................................      51,000             4,199,947

Matsumotokiyoshi (Operator of supermarket chain) ...........................................      92,000             2,773,422

Nichiei Co., Ltd. (Finance company for small- and medium-sized firms) ......................      63,000             4,197,047

Nippon Electric Glass Co., Ltd. (Leading producer of cathode-ray tube glass) ...............     129,000             1,972,754

Riso Kagaku Corp. (Manufacturer of copying machines) .......................................      30,500             2,173,976

Rock Field Co., Ltd. (Major delicatessen food processor) ...................................      14,000               178,414

Royal Ltd. (Wholesaler and retailer of automobile equipment and parts) .....................     103,400             2,335,542

Sagami Chain Co., Ltd. (Operator of noodle restaurant chain) ...............................      79,000             1,478,907

ShinMaywa Industries, Ltd. (Leading maker of dump trucks and other specialty vehicles) .....     114,000               986,905

Shohkoh Fund & Co., Ltd. (Finance company for small and medium-sized firms) ................      28,000             5,881,526

Square Co., Ltd. (Producer of software for video games) ....................................      78,000             4,044,648

Sundrug Co., Ltd. (Operator of outlet drug store chain) ....................................      30,000             1,120,584
                                                                                                                   -----------
                                                                                                                    35,180,638
                                                                                                                   -----------
Korea 0.2%

Korea 1990 Trust IDR* (Investment company) (c) ..............................................  180 units               765,000
                                                                                                                   -----------
Luxembourg 1.3%

Millicom International Cellular SA* (Developer and operator of cellular telephone
  networks) .................................................................................    116,500             4,630,875
                                                                                                                   -----------
Mexico 0.9%

Grupo Casa Autrey SA (ADR) (Consumer specialty manufacturer) ................................    166,600             3,144,575
                                                                                                                   -----------
Netherlands 5.9%

Boskalis Westminster NV (International contractor specializing in dredging activities) ......    310,000             6,301,741

De Telegraaf Holding NV (Leading publisher of newspapers, magazines and books) ..............     69,600             1,496,862

IHC Caland N.V. (Dredging and offshore services) ............................................    225,800            12,599,511

    The accompanying notes are an integral part of the financial statements.

                      12 -- SCUDDER GLOBAL DISCOVERY FUND

                                                                                                                     Market
                                                                                                Shares              Value ($)
------------------------------------------------------------------------------------------------------------------------------

Qiagen N.V.* (Biopharmaceutical company) ...............................................          22,800               624,146
                                                                                                                   -----------
                                                                                                                    21,022,260
                                                                                                                   -----------
Philippines 0.1%

Republic Glass Holdings Corp. (Maker of glass products for passenger cars and light
  commercial vehicles) .................................................................       1,000,000               194,064
                                                                                                                   -----------
Poland 0.7%

Gorazdze Cement SA (Cement producer) ...................................................          33,800               877,703

Pioneer Poland Fund (Closed-end investment company) (b) (d) ............................               3             1,433,547
                                                                                                                   -----------
                                                                                                                     2,311,250
                                                                                                                   -----------
Portugal 1.8%

Jeronimo Martins (Food producer and retailer) ..........................................          68,760             6,271,739
                                                                                                                   -----------

Singapore 0.3%

GP Batteries International, Ltd. (Developer, manufacturer and distributor of batteries
  and battery-related products) ........................................................         400,000             1,160,000
                                                                                                                   -----------
Sweden 2.2%

Autoliv AB (Manufacturer of automobile safety bags) ....................................         180,400             7,658,316
                                                                                                                   -----------
Switzerland 1.2%

Phoenix Mecano AG (Bearer) (Manufacturer of housings and components for computers) .....           3,000             1,473,734

Schindler Holdings AG (PC) (Leading elevator and escalator manufacturer) ...............           2,650             2,704,382
                                                                                                                   -----------
                                                                                                                     4,178,116
                                                                                                                   -----------
Thailand 0.1%

American Standard Sanitaryware (Foreign registered) (Manufacturer of bathroom
  fixtures) (b) ........................................................................          28,200               375,926

Bangkok Dusit Medical Services Co., Ltd. (Health services) .............................              99                   131
                                                                                                                   -----------
                                                                                                                       376,057
                                                                                                                   -----------
United Kingdom 7.5%

Brake Brothers PLC (Specialist supplier of frozen foods to the catering industry) ......         180,300             2,221,600

Expro International Group PLC (Provider of oilfield services) ..........................         325,700             2,274,308

Hambros Insurance Services Group PLC (Insurance company) ...............................         903,300             1,345,325

Hardy Oil & Gas PLC (Oil and gas exploration and development) ..........................         886,000             3,828,886

Provident Financial PLC (Personal finance group) .......................................         496,300             3,720,045

Serco Group PLC (Facilities management company) ........................................         703,700             7,227,551

Tibbett and Britten Group PLC (Transportation services for manufacturing and retail
  industries) ..........................................................................         574,100             6,003,920
                                                                                                                   -----------
                                                                                                                    26,621,635
                                                                                                                   -----------
United States 32.2%

Abercrombie & Fitch Co. "A"* (Retails casual apparel for men and women) ................          21,700               477,400

Alaska Air Group Inc.* (Scheduled and charter airline services) ........................          66,000             1,452,000

Aptargroup, Inc. (Manufacturer of packaging equipment components) ......................          97,100             3,131,475

    The accompanying notes are an integral part of the financial statements.

                      12 -- SCUDDER GLOBAL DISCOVERY FUND

                                                                                                                     Market
                                                                                                Shares              Value ($)
------------------------------------------------------------------------------------------------------------------------------
BE Aerospace* (Airline audio/video control systems) ....................................         203,200             4,419,600

Barrett Resources Corp.* (Oil and gas exploration and production) ......................          74,000             2,839,750

Bell & Howell Holdings Co.* (Information access and dissemination services) ............          90,600             2,423,550

Benton Oil & Gas Co.* (Oil and gas exploration, development and production) ............         200,000             4,900,000

Billing Information Concepts* (Billing and information management services) ............         275,500             7,197,438

CapMAC Holdings Inc. (Provider of financial guaranty insurance) ........................         133,300             4,448,888

Cintas Corp. (Uniform rentals) .........................................................          45,000             2,621,250

ContiFinancial Corp.* (Provider of financing for a broad range of loans) ...............          90,900             2,954,250

CytoTherapeutics, Inc.* (Developer of therapeutic products for treatment of certain chronic and
  disabling diseases) ..................................................................          80,000               710,000

Enron Global Power & Pipelines L.L.C. (Owner and manager of power plants and a natural gas
  pipeline system) .....................................................................         120,800             3,397,500

Factset Research Systems Inc.* (Provides on-line integrated financial database services)          14,300               343,200

Fiserv Inc.* (Data processing services) ................................................         120,775             4,634,741

HBO & Company (Designer of computerized information systems to the healthcare industry)          129,200             7,768,150

IGEN Inc.* (Producer of medical supplies) ..............................................         313,300             1,879,800

Karrington Health, Inc.* (Owner and operator of private pay assisted living residences)           98,700             1,554,525

M.S. Carriers Inc.* (Truckload carrier of general freight) .............................          96,300             1,805,625

Matrix Pharmaceutical, Inc.* (Developer of site-specific treatments for cancer and serious
  skin diseases) .......................................................................          81,100               613,319

Midwest Express Holding, Inc.* (Operator of passenger airline catering to business travelers)     60,000             2,040,000

National Processing, Inc.* (Low-cost, high-volume card and check transaction processing)          85,700             1,628,300

Neurogen Corp.* (Developer of biopharmaceuticals for treatment of psychiatric and neurological
  disorders) ...........................................................................         100,000             2,175,000

Nordson Corp. (Industrial application equipment) .......................................          17,900               984,500

OccuSystems Inc.* (Provider of primary care physician and case management services) ....         117,300             3,211,088

PHAMIS, Inc.* (Developer and installer of patient-centered healthcare information systems)       100,000             1,500,000

R.P. Scherer Corp.* (Manufacturer of drug delivery system) .............................          72,300             3,352,913

Raytel Medical Corp.* (Provider of healthcare services) ................................         188,000             2,068,000

Ribozyme Pharmaceuticals, Inc.* (Developer of human therapeutics) ......................         100,000               975,000

Rofin-Sinar Technologies Inc.* (Manufacturer of laser products use for cutting and welding)      214,200             2,623,950

Rohr Industries Inc.* (Manufacturer of jet engine assemblies) ..........................         167,000             3,089,500

Silicon Valley Group Inc.* (Manufacturer of equipment for semiconductor industry) ......         120,400             2,001,650

Somatogen Inc.* (Developer of human blood substitute) ..................................         100,000             1,062,500

Sterling Commerce, Inc.* (Producer of electronic data interchange products and services)         198,134             5,572,519

Sterling Software Inc. (Computer software products) ....................................         119,700             3,890,250

    The accompanying notes are an integral part of the financial statements.

                      14 -- SCUDDER GLOBAL DISCOVERY FUND

                                                                                                                     Market
                                                                                                Shares              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Stillwater Mining Co.* (Exploration and development of mines in Montana producing platinum,
  palladium and associated metals) .....................................................          80,800             1,393,800

Thomas Nelson, Inc. (Publisher) ........................................................         120,962             1,481,785

Tiffany & Co. (Retailer of jewelry and gift items) .....................................         100,000             3,700,000

Total Renal Care Holdings* (Provides dialysis services for sufferers of chronic kidney
  failure) .............................................................................          50,600             1,973,400

Trimedyne Inc. Warrants (expire 2/11/97) (b) ...........................................           8,500                   468

Triton Energy Ltd.* (Independent oil and gas exploration and production company) .......          34,200             1,526,175

U.S. Long Distance Corp. (Long distance telecommunication and information services) ....          58,500               489,938

Vincam Group Inc.* (Provider of solutions to complexities and costs of employment and personnel)  20,000               635,000

Vivra, Inc.* (Provider of dialysis services) ..........................................          101,850             3,246,469

Wandel & Goltermann Technologies, Inc.* (Manufacturer of test, measurement, diagnostic and
  monitoring products for local and wide area networks) ...............................          118,200             2,304,900

Watson Pharmaceuticals, Inc.* (Producer of medications and drug delivery systems) .....           40,700             1,358,363
                                                                                                                   -----------
                                                                                                                   113,857,929
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $233,474,430)                                                                            308,298,026
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio - 100.0% (Cost $279,137,180) (a)                                                        353,960,776
------------------------------------------------------------------------------------------------------------------------------

  (a) The cost for federal income tax purposes was $281,532,448. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $72,428,328. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $89,362,733 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $16,934,405.

  (b) Securities valued in good faith by the Valuation Committee of the Board of Directors. The cost of these securities at October 31, 1996, aggregated $3,601,521. See Note A of the Notes to Financial Statements.

  (c) 1,000 shares = 1 IDR unit for Korea 1990 Trust.

  (d) Market value and cost reflect full payment. The remaining installments which total $1,108,125 will be payable upon thirty days prior notice from Pioneering Management Limited.

    * Non-income producing security.

      Sector breakdown of the Fund's equity securities is noted on page 5.

    The accompanying notes are an integral part of the financial statements.

                      15 -- SCUDDER GLOBAL DISCOVERY FUND

                                           Financial Statements

                                   Statement of Assets and Liabilities

                                          as of October 31, 1996

Assets
----------------------------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $279,137,180) (Note A)             $ 353,960,776
                  Cash ........................................................                     10,982
                  Unrealized appreciation on forward currency exchange contracts (Notes
                     A and D) .................................................                    458,135
                  Receivable for investments sold .............................                  1,557,361
                  Receivable for Fund shares sold .............................                    394,326
                  Dividends and interest receivable ...........................                    218,609
                  Foreign taxes recoverable ...................................                     66,332
                                                                                             ----------------
                  Total assets ................................................                356,666,521
                                                                                             ----------------
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                  Payable for investments purchased ...........................              $   4,813,021
                  Payable for Fund shares redeemed ............................                    385,358
                  Accrued management fee (Note C) .............................                    320,586
                  Other accrued expenses (Note C) .............................                    271,400
                  Unrealized depreciation on forward currency exchange contracts (Notes
                     A and D) .................................................                     45,317
                  Other payables ..............................................                        859
                                                                                             ----------------
                  Total liabilities ...........................................                  5,836,541
                  -------------------------------------------------------------------------------------------
                  Net assets, at market value .................................              $ 350,829,980
                  -------------------------------------------------------------------------------------------
Net Assets
 ----------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Accumulated distributions in excess of net investment income                    (747,671)
                  Unrealized appreciation on:
                     Investments ..............................................                 74,823,596
                     Foreign currency related transactions ....................                    417,093
                  Accumulated net realized gain ...............................                 14,752,222
                  Paid-in capital .............................................                261,584,740
                  -------------------------------------------------------------------------------------------
                  Net assets, at market value .................................              $ 350,829,980
                  -------------------------------------------------------------------------------------------
Net Asset Value
 ----------------------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share
                     ($350,829,980 / 17,152,364 shares of capital stock outstanding,         ----------------
                     $.01 par value, 100,000,000 shares authorized) ...........                  $20.45
                                                                                             ----------------

    The accompanying notes are an integral part of the financial statements.

                      16 -- SCUDDER GLOBAL DISCOVERY FUND

                                         Statement of Operations

                                       year ended October 31, 1996

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                  Income:
                  Dividends (net of foreign taxes withheld of $278,065) ..............       $   2,551,488
                  Interest ...........................................................           1,570,549
                                                                                             -----------------
                                                                                                 4,122,037
                                                                                             -----------------
                  Expenses:
                  Management fee (Note C) ............................................           3,201,957
                  Services to shareholders (Note C) ..................................             728,216
                  Custodian and accounting fees (Note C) .............................             403,890
                  Directors' fees and expenses (Note C) ..............................              48,589
                  Reports to shareholders ............................................             134,828
                  Auditing ...........................................................              72,410
                  Legal ..............................................................              21,885
                  Registration fees ..................................................              40,605
                  Amortization of organization expense (Note A) ......................               8,849
                  Other ..............................................................              34,173
                                                                                             -----------------
                                                                                                 4,695,402
                  -------------------------------------------------------------------------------------------
                  Net investment loss ................................................            (573,365)
                  -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                  Net realized gain from:
                  Investments ........................................................          14,927,055
                  Foreign currency related transactions ..............................           2,009,871
                                                                                             -----------------
                                                                                                 16,936,926
                  Net unrealized appreciation during the period on:
                  Investments ........................................................          36,860,474
                  Foreign currency related transactions ..............................             204,652
                                                                                             -----------------
                                                                                                37,065,126
                                                                                             -----------------
                  Net gain on investment transactions ................................          54,002,052
                  -------------------------------------------------------------------------------------------
                  Net increase in net assets resulting from operations ...............       $  53,428,687
                  -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                      17 -- SCUDDER GLOBAL DISCOVERY FUND

                                   Statements of Changes in Net Assets

                                                                                    Years Ended October 31,
Increase (Decrease) in Net Assets                                                    1996            1995
------------------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment loss .......................................    $   (573,365)   $   (292,576)
                  Net realized gain from investment transactions ............      16,936,926       8,877,150
                  Net unrealized appreciation on investment transactions
                     during the period ......................................      37,065,126       8,320,983
                                                                                 --------------  --------------
                  Net increase in net assets resulting from operations ......      53,428,687      16,905,557
                                                                                 --------------  --------------
                  Distributions to shareholders from:
                     Net investment income ..................................      (2,817,790)             --
                                                                                 --------------  --------------
                     Net realized gains .....................................      (6,128,748)     (1,236,433)
                                                                                 --------------  --------------
                  Fund share transactions:
                  Proceeds from shares sold .................................     140,375,546      77,102,527
                  Net asset value of shares issued to shareholders in
                     reinvestment of distributions ..........................       8,373,037       1,187,647
                  Cost of shares redeemed ...................................     (97,489,394)    (94,864,766)
                                                                                  --------------  -------------
                  Net increase (decrease) in net assets from Fund share
                     transactions ...........................................      51,259,189     (16,574,592)
                                                                                 --------------  --------------
                  Increase (decrease) in net assets .........................      95,741,338        (905,468)
                  Net assets at beginning of period .........................     255,088,642     255,994,110
                                                                                 --------------  --------------
                  Net assets at end of period (including accumulated
                     distributions in excess of net investment income of
                     $747,671 and undistributed net investment                   --------------  --------------
                     income of $2,587,566, respectively) ....................    $350,829,980    $255,088,642
                                                                                 --------------  --------------
Other Information
------------------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period .................      14,547,124      15,734,564
                                                                                 --------------  --------------
                  Shares sold ...............................................       7,361,025       4,678,309
                  Shares issued to shareholders in reinvestment of
                     distributions ..........................................         487,939          79,071
                  Shares redeemed ...........................................      (5,243,724)     (5,944,820)
                                                                                 --------------  --------------
                  Net increase (decrease) in Fund shares ....................       2,605,240      (1,187,440)
                                                                                 --------------  --------------
                  Shares outstanding at end of period .......................      17,152,364      14,547,124
                                                                                 --------------  --------------

   The accompanying notes are an integral part of the financial statements.

                      18 -- SCUDDER GLOBAL DISCOVERY FUND

                              Financial Highlights


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                            For the Period
                                                                                                             September 10,
                                                                                                                 1991
                                                                                                           (commencement of
                                                                                                            operations) to
                                                                Years Ended October 31,                       October 31,
                                               1996 (a)      1995        1994         1993        1992           1991
 ----------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period ......   $17.54       $16.27      $16.14      $12.05       $11.92         $12.00
                                               ------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income (loss) ..............     (.04)        (.03)       (.02)        .04          .07            .01
 Net realized and unrealized gain (loss) on
    investment transactions ................     3.59         1.38         .48        4.24          .08           (.09)
                                               ------------------------------------------------------------------------------
 Total from investment operations ..........     3.55         1.35         .46        4.28          .15           (.08)
                                               ------------------------------------------------------------------------------
 Less distributions:
 From net investment income ................     (.20)          --          --        (.07)        (.02)            --
 In excess of net investment income ........       --           --        (.18)         --           --             --
 From net realized gains on investment
    transactions ...........................     (.44)        (.08)       (.15)       (.12)           --            --
                                               ------------------------------------------------------------------------------
 Total distributions .......................     (.64)        (.08)       (.33)       (.19)        (.02)            --
                                               ------------------------------------------------------------------------------

 Net asset value, end of period                $20.45       $17.54      $16.27      $16.14       $12.05         $11.92
 ----------------------------------------------------------------------------------------------------------------------------
 Total Return (%) ..........................    20.97         8.32        2.80       36.04         1.26           (.67)*
 Ratios and Supplemental Data
 Net assets, end of period ($ millions)           351          255         256         198           55              9
 Ratio of operating expenses, net to
    average daily net assets (%) ...........     1.60         1.69        1.70        1.50         1.50           1.50**
 Ratio of operating expenses before expense
    reductions, to average daily net assets
    (%) ....................................     1.60         1.69        1.76        2.01         2.53          15.34**
 Ratio of net investment income (loss) to
    average daily net assets (%) ...........     (.20)        (.12)       (.28)        .53          .78           2.47**
 Portfolio turnover rate (%) ...............     63.0         43.7        45.8        54.6         23.4             --
 Average commission rate paid (b) ..........   $.0026       $   --      $   --      $   --       $   --          $  --

  (a) Based on monthly average shares outstanding during the period.

  (b) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after September 1, 1995.

  *   Not annualized

  **  Annualized

    The accompanying notes are an integral part of the financial statements.

                      19 -- SCUDDER GLOBAL DISCOVERY FUND

                          Notes to Financial Statements


                       A. Significant Accounting Policies

Scudder Global Discovery Fund (the "Fund"), formerly Scudder Global Small Company Fund, is a diversified series of Scudder Global Fund, Inc., a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors. Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $3,342,523 (0.95% of net assets) and have been noted in the investment portfolio as of October 31, 1996.

Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the resale price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

 (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.


                      20 -- SCUDDER GLOBAL DISCOVERY FUND

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in forward contracts, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.


                      21 -- SCUDDER GLOBAL DISCOVERY FUND

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

During the year ended October 31, 1996, purchases and sales of investment securities (excluding short-term investments) aggregated $202,015,627 and $168,485,247, respectively.

                               C. Related Parties

Under the Fund's Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund has agreed to pay to the Adviser a fee equal to an annual rate of 1.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Agreement provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the year ended October 31, 1996, the fee pursuant to the Agreement amounted to $3,201,957.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. Included in services to shareholders is $514,910 charged to the Fund by SSC during the year ended October 31, 1996, of which $45,204 is unpaid at October 31, 1996.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended October 31, 1996, the amount charged to the Fund by STC aggregated $92,508, of which $16,738 is unpaid at October 31, 1996.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1996, the amount charged to the Fund by SFAC aggregated $189,560, of which $17,695 is unpaid at October 31, 1996.

The Fund pays each Director not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1996, Directors' fees and expenses aggregated $48,589.


                      22 -- SCUDDER GLOBAL DISCOVERY FUND

                                 D. Commitments

As of October 31, 1996, the Fund had entered into the following forward foreign currency exchange contracts resulting in net unrealized appreciation of $412,818.

                                                                                                 Net Unrealized
                                                                                                  Appreciation
                                                                               Settlement        (Depreciation)
            Contracts to Deliver                  In Exchange For                 Date               (U.S.$)
      ---------------------------------   ---------------------------------   --------------   --------------------
      Japanese Yen         193,000,000    U.S. Dollars           1,790,353       1/8/97              78,197
      Japanese Yen       1,638,300,000    U.S. Dollars          15,112,813      4/16/97             379,938
      U.S. Dollars           1,780,478    Japanese Yen         192,950,417      4/16/97             (45,317)
                                                                                                    -------
                                                                                                    412,818
                                                                                                    =======

                               E. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.


                      23 -- SCUDDER GLOBAL DISCOVERY FUND

                        Report of Independent Accountants

To the Board of Directors of Scudder Global Fund, Inc. and to the Shareholders of Scudder Global Discovery Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Global Discovery Fund (formerly Scudder Global Small Company Fund) including the investment portfolio, as of October 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period ended October 31, 1996, and for the period September 10, 1991 (commencement of operations) to October 31, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Global Discovery Fund as of October 31, 1996, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period the year then ended, and the financial highlights for each of the five years in the period ended October 31, 1996, and for the period September 10, 1991 (commencement of operations) to October 31, 1991 in conformity with generally accepted accounting principles.


Boston, Massachusetts                               COOPERS & LYBRAND L.L.P.
December 16, 1996


                      24 -- SCUDDER GLOBAL DISCOVERY FUND

                                 Tax Information

The Fund will mail shareholders IRS Form 1099-Div in late January, summarizing all taxable distributions paid for 1996.

The Fund paid distributions of $.435 per share from net long-term capital gains during its year ended October 31, 1996. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $12,865,256 as capital gain dividends for its taxable year ended October 31, 1996.

The Fund paid foreign taxes of $278,065 and the Fund recognized $809,194 of foreign source income during the taxable year ended October 31, 1996. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $.02 per share of foreign taxes and $.05 of income from foreign sources as having been paid in the taxable year ended October 31, 1996.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.


                              Officers and Trustees

Daniel Pierce*
Chairman of the Board, Director, and Vice President

William E. Holzer
President

Nicholas Bratt*
President and Director

Paul Bancroft III
Director; Venture Capitalist and Consultant

Sheryle J. Bolton
Director; Consultant

Thomas J. Devine
Director; Consultant

William H. Gleysteen, Jr.
Director; President, The Japan Society, Inc.

William H. Luers
Director; President, The Metropolitan Museum of Art

Robert G. Stone, Jr.
Honorary Director; Chairman of the Board and Director, Kirby Corporation

Robert W. Lear
Honorary Director; Executive-in-Residence, Visiting Professor,
Columbia University Graduate School of Business

Adam Greshin*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Gerald J. Moran*
Vice President

M. Isabel Saltzman*
Vice President

David S. Lee*
Vice President and Assistant Treasurer

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

Juris Padegs*
Vice President and Assistant Secretary

Kathryn L. Quirk*
Vice President and Assistant Secretary

Coleen Downs Dinneen*
Assistant Secretary

                        *Scudder, Stevens & Clark, Inc.



                       25 - Scudder Global Discovery Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust

Tax Free Money Market+
----------------------
   Scudder Tax Free Money Fund
   Scudder California Tax Free Money Fund*
   Scudder New York Tax Free Money Fund*

Tax Free+
---------
   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund
   Scudder California Tax Free Fund*
   Scudder Massachusetts Limited Term
      Tax Free Fund*
   Scudder Massachusetts Tax Free Fund*
   Scudder New York Tax Free Fund*
   Scudder Ohio Tax Free Fund*
   Scudder Pennsylvania Tax Free Fund*

U. S. Income
------------
   Scudder Short Term Bond Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder Zero Coupon 2000 Fund
   Scudder High Yield Bond Fund

Global Income
-------------
   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund

Asset Allocation
----------------
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio
   Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
   Scudder Balanced Fund
   Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
     Scudder Capital Growth Fund
     Scudder Value Fund
     Scudder Small Company Value Fund
     Scudder Micro Cap Fund

  Growth
     Scudder Classic Growth Fund
     Scudder Quality Growth Fund
     Scudder Development Fund
     Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
     Scudder Global Fund
     Scudder International Fund
     Scudder Global Discovery Fund
     Scudder Gold Fund

  Regional
     Scudder Greater Europe Growth Fund
     Scudder Emerging Markets Growth Fund
     Scudder Pacific Opportunities Fund
     Scudder Latin America Fund
     The Japan Fund

Retirement Programs
-------------------
   IRA
   SEP IRA
   SIMPLE IRA
   Keogh Plan
   401(k), 403(b) Plans
   Scudder Horizon Plan *+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The First Iberian Fund, Inc.
   The Korea Fund, Inc.
   The Latin America Dollar Income Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder New Asia Fund, Inc.
   Scudder New Europe Fund, Inc.
   Scudder World Income  Opportunities
    Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed from expected least to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                       26 - Scudder Global Discovery Fund

                             How to Contact Scudder

Account Service and Information
--------------------------------------------------------------------------------
For existing account services and transactions
  Scudder Investor Relations -- 1-800-225-5163

For 24 hour account information, fund information, exchanges, and an overview of all the services available to you
  Scudder Electronic Account Services -- http://funds.scudder.com

For information about your Scudder accounts, exchanges and redemptions
   Scudder Automated Information Line (SAIL) -- 1-800-343-2890

Investment Information
--------------------------------------------------------------------------------
 For information about the Scudder funds, including additional applications and prospectuses, or for answers to investment questions
   Scudder Investor Relations -- 1-800-225-2470
                                 Investor_Relations@scudder.com

   Scudder's World Wide Web Site -- http://funds.scudder.com

 For establishing 401(k) and 403(b) plans
   Scudder Defined Contribution Services -- 1-800-323-6105

Scudder Brokerage Services
--------------------------------------------------------------------------------
To receive information about this discount brokerage service and to obtain an application
   Scudder Brokerage Services* -- 1-800-700-0820

Please address all correspondence to
--------------------------------------------------------------------------------
   The Scudder Funds
   P.O. Box 2291
   Boston, Massachusetts
   02107-2291

Or Stop by a Scudder Funds Center
--------------------------------------------------------------------------------

Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:
    Boca Raton            Chicago               San Francisco
    Boston                New York
For information on Scudder Treasurers Trust(TM), an institutional cash management service for corporations, non-profit organizations and trusts which utilizes certain portfolios of Scudder Fund, Inc.* ($100,000 minimum), call:
1-800-541-7703.

For information on Scudder Institutional Funds**, funds designed to meet the broad investment management and service needs of banks and other institutions, call: 1-800-854-8525.


Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.
* Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061 -- Member NASD/SIPC
** Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses.
Please read it carefully before you invest or send money.

                       27 - Scudder Global Discovery Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.







This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.
SCUDDER